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                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 14, 2000 in Amendment No. 4 to the Registration Statement (Form S-1 No. 333-45496) and related Prospectus of StemCells, Inc. (formerly CytoTherapeutics, Inc.) for the registration of 3,205,486 shares of its common stock.

                                          /s/ ERNST & YOUNG LLP

Providence, Rhode Island
December 1, 2000